                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-2

             FROM                                     JULY 15, 1997
             TO                                       AUG. 15, 1997

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
                                                                                      TOTAL
-----------------------------------------------------------------------------------------------
(i)        AVAILABLE PAYMENT AMOUNT                                                8,901,544.00
            Portions subject to bankrupty                                                  0.00

(ii)       CLASS A-1 PRINCIPAL BALANCE (Beginning)                                47,140,957.26
           CLASS A-2 PRINCIPAL BALANCE (Beginning)                               103,241,000.00
           CLASS A-3 PRINCIPAL BALANCE (Beginning)                                40,703,000.00
           CLASS A-4 PRINCIPAL BALANCE (Beginning)                                46,564,000.00
           CLASS A-5 PRINCIPAL BALANCE (Beginning)                                15,936,000.00
                                                                                           0.00
           POOL PRINCIPAL BALANCE (Beginning)                                    253,584,957.26

(iii)      MORTGAGES:
           NUMBER OF PRINCIPAL PREPAYMENTS                                                  160
           PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                7,146,963.13

(iv)       AMOUNT OF CURTAILMENTS RECEIVED                                            61,851.83

(v)        AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
           MONTHLY PAYMENTS RECEIVED                                                 413,620.66

(vi)       INTEREST RECEIVED ON MORTGAGES                                          2,175,186.12

(vii)      AGGREGATE ADVANCES                                                      1,528,937.67

(viii)  a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
            MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                         142
             PRINCIPAL BALANCE                                                     6,816,949.56
             % OF PRINCIPAL                                                            2.770000%

            MORTGAGE DELINQUENCIES 60-90 DAYS:
             NUMBER                                                                          49
             PRINCIPAL BALANCE                                                     2,068,468.62
             % OF PRINCIPAL                                                            0.840000%

            MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
             NUMBER                                                                         203


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

             PRINCIPAL BALANCE                                                    10,369,462.40
             % OF PRINCIPAL                                                            4.220000%

        b. MORTGAGES IN BANKRUPTCY (TOTAL)
             NUMBER                                                                         116
             PRINCIPAL BALANCE                                                     5,182,748.24
             % OF PRINCIPAL                                                            2.110000%

           BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
            BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                           9
             PRINCIPAL BALANCE                                                       429,112.21
             % OF PRINCIPAL                                                                0.17%

            BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
             NUMBER                                                                          15
             PRINCIPAL BALANCE                                                       574,697.34
             % OF PRINCIPAL                                                                0.23%

            BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
             NUMBER                                                                          62
             PRINCIPAL BALANCE                                                     2,995,405.02
             % OF PRINCIPAL                                                                1.22%

        c. MORTGAGES IN FORECLOSURE (TOTAL):
             NUMBER                                                                          67
             PRINCIPAL BALANCE                                                     3,264,490.99
             % OF PRINCIPAL                                                            1.330000%

           FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
            FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                           0
             PRINCIPAL BALANCE                                                             0.00
             % OF PRINCIPAL                                                                0.00%

            FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
             NUMBER                                                                           0
             PRINCIPAL BALANCE                                                             0.00
             % OF PRINCIPAL                                                                0.00%

            FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
             NUMBER                                                                          64
             PRINCIPAL BALANCE                                                     3,171,342.38
             % OF PRINCIPAL                                                                0.00%

        d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii) a. above):
             NUMBER                                                                          13
             PRINCIPAL BALANCE                                                       791,658.39
             % OF PRINCIPAL                                                                0.32%

        e. MORTGAGE LOAN LOSSES                                                       56,144.15

(ix)       ENDING CLASS A-1 PRINCIPAL BALANCE                                     39,461,799.19
           ENDING CLASS A-2 PRINCIPAL BALANCE                                    103,241,000.00
           ENDING CLASS A-3 PRINCIPAL BALANCE                                     40,703,000.00
           ENDING CLASS A-4 PRINCIPAL BALANCE                                     46,564,000.00

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

           ENDING CLASS A-5 PRINCIPAL BALANCE                                     15,936,000.00

(x)        WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                             159.99315731
           WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                  10.48358271%

(xi)       SERVICING FEES PAID                                                       124,669.05
           SERVICING FEES ACCRUED                                                    123,947.52

(xii)      SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                                    0.00

(xiii)     POOL PRINCIPAL BALANCE (ENDING)                                       245,905,799.19

(xiv)      RESERVED

(xv)       REIMBURSABLE AMOUNTS:
             TO SERVICER                                                              54,680.54
             TO REPRESENTATIVE                                                             0.00
             TO DEPOSITORS                                                                 0.00

(xvi)      NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                5420 5260
           NUMBER OF MORTGAGES OUTSTANDING (END)

(xvii)     AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                        2,166,374.23

(xviii)    PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
           MORTGAGE INTEREST RATES LESS THAN 8.45%                                   567,118.82
           MORTGAGE INTEREST RATES LESS THAN 8.55%                                 2,184,656.93

(xix)      SUBORDINATED AMOUNT (REMAINING)                                        31,835,260.50
           SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                           12,375,000.00
           EXCESS SPREAD                                                             566,961.17
           CUMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                 339,739.50

(xx)       AGGREGATE MORTGAGE LOAN LOSSES                                            339,739.50
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